               ASSIGNMENT AND ASSUMPTION OF LEASES


          Angeles Partners 16, a California limited partnership, with an address of One Insignia Plaza, P.O. Box 1089, Greenville, S.C. 29602 ("Assignor"), in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, receipt whereof is hereby acknowledged, by North Prior, L.L.C., a Delaware limited liability company ("Assignee"), hereby assigns to Assignee, its successors and assigns:

          All of those certain "Leases," as hereinafter defined, set forth in Exhibit A hereto attached, which Leases demise portions of the building used for industrial/warehouse/distribution purposes located on the parcel of land, situate, lying and being in the City of St. Paul, and legally described on Exhibit B attached hereto and made a part hereof (collectively, the "Premises").

          The term "Leases" as used herein shall mean and include those leases described on Exhibit A attached hereto and all right, title and interest in and to all security deposits, prepaid rents, collections and guarantees paid in connection with the Leases.

          Assignee hereby assumes the performance of all of the terms, covenants and conditions of the Leases herein assigned by Assignor to be performed on and after the date hereof and will well and truly perform all the terms, covenants and conditions of the said Leases herein assigned to be performed on and after the date hereof, all with full force and effect as if Assignee had signed the Leases originally as landlord named therein with respect to such period.

          IN WITNESS WHEREOF, this Assignment and Assumption of
Leases has been duly signed and sealed by the parties hereto as of the 12th day of June, 1995.



                              ASSIGNOR:

                              ANGELES PARTNERS 16
                              a California limited partnership

                              By:  Angeles Realty Corporation II,
                                   a California corporation,
                                   General Partner

                              By: /s/ Robert D. Long, Jr.
                                  Its: CAO/Controller


                              ASSIGNEE:

                              NORTH PRIOR L.L.C.,
                              a Delaware limited liability company


                              By:  NORTH PRIOR CORPORATION,
                                   a Minnesota corporation,
                                   Chief Manager


                              By: /S/ Gerald L. Trooien
                                 Gerald L. Trooien, President

                            EXHIBIT A

                           (Rent Roll)

                            EXHIBIT B

                        Legal Description

                                 -4-